From the office of Marion O. Sandler

Chairman of the Board and Chief Executive Officer

Dear Valued Policyholder,

The year 2002 turned out to be another trying one for the investment community. Throughout the year, our nation faced formidable domestic and geopolitical challenges. These included a lagging economy, high-profile corporate malfeasance, threats to homeland security, and turmoil in the Middle East.

Even so, there were signs of economic resilience. For example, consumer spending remained relatively strong throughout the course of the year, spurred by low interest rates and record mortgage refinancings. Encouraged by the lowest mortgage rates in four decades, consumers drove sales of new and existing homes to new heights.

But consumer spending wasn’t enough to bolster the stock market. In fact, collectively, the last three years have been the most difficult period the equity markets have seen in decades — comparable only to the late 1930s.

The stock market: a year of volatility

Completing the first three-year losing streak for equities since 1939-1941, the Dow Jones Industrial Average (DJIA) ended 2002 down -16.8%. From its peak in March 2000 through November 2002, the Standard & Poor’s 500 Index (S&P 500) declined -35%, and major growth indices — like the NASDAQ Composite Index, a market-value weighted index of all common stocks listed on the NASDAQ exchange — dropped more than -50%.

The downturns in the equity markets translated into an average U.S.-stock fund decline of -21% in 2002, topping the -11% stock fund decline in 20011. In line with these domestic equity downturns, most international markets have endured losses as well. The average international and global equity fund lost -17% and -20%, respectively, in 20022.

The bond market: another positive year

In response to the stock market’s trials, investors continued to flock to the fixed-income market in 2002. The continued decline in interest rates led income investments to outperform stocks for a third consecutive year. U.S. Treasury securities posted total returns of 12% in 2002, while agency and mortgage-backed securities provided total returns exceeding 8%. High-quality corporate bond funds also had a solid year, generating an 8% total return.3

[1]	Source: Simfund2, 12/31/02 database
[2]	Source: Lipper, Inc.
[3]	Source: Lipper, Inc., Corporate Debt A-Rated Funds category

After maintaining a wait-and-see posture for much of 2002, the Federal Reserve lowered interest rates by .50% in November in its latest attempt to jump-start the economy. On the whole, interest rates were at or near 40-year lows throughout the year.

Although no one really knows if, or when, interest rates will rise, we are carefully monitoring the situation. Ultimately, our goal is to manage the bond portion of your Atlas Balanced Growth Portfolio to provide attractive income, while seeking to preserve principal should rate increases occur. With this strategy, we are following our own advice to investors: make sure portfolios are broadly diversified and positioned to meet long-term objectives.

Atlas Balanced Growth Portfolio: year 2002 in review

At the end of a very challenging year, the Atlas Balanced Growth Portfolio in your Atlas Portfolio Builder Variable Annuity produced a -16.36% annual total return in 20024, which compares favorably to the S&P 500’s loss of -22.10% during the same period. This performance earned the portfolio an overall 4-star rating from Morningstar as of December 31, and placed Balanced Growth in the top third of 8,512 domestic equity portfolios.5

The Balanced Growth Portfolio is a “fund of funds” — it could invest in as many as eleven Atlas stock, bond, and money market funds. The portfolio seeks long-term growth of capital and moderate current income, and strives to maintain a stock, bond, and cash allocation of approximately 60%, 30%, and 10%, respectively. However, the portfolio manager may adjust these proportions in response to market conditions. By the end of the year, the Portfolio was invested 64% in stocks, 32% in bonds, and 4% in cash. At the individual fund level, the portfolio manager shifted assets to take advantage of the bond market’s solid performance and the favorable climate for value-style investing.

[4]	As always, past performance is no guarantee of future results. As of 12/31/02, average annual total return was 1.67% for the 5-year period, and 1.34% since inception on 9/30/97. Returns do not include surrender charges or insurance charges for the variable annuity, but do include fund operating expenses. Share price and investment return may vary — upon redemption, portfolio shares may be worth more or less than their original cost.
[5]	For each portfolio with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a proprietary risk-adjusted return measure that accounts for variation in a portfolio’s monthly performance. The top 10% of portfolios in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars. The Overall Morningstar Rating for a portfolio is derived from a weighted average of the performance figures for 3, 5, and 10 years (if applicable). As of 12/31/02, the Atlas Balanced Growth Portfolio was rated against 8,512 and 6,244 U.S.-domiciled Domestic Equity portfolios for the last 3 and 5 years, respectively, and it received a Morningstar Rating of 3 stars for the 3-year period and 4 stars for the 5-year period. © 2003 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an “expert”under the Securities Act of 1933.

As of December 31, 2002, the Atlas Balanced Growth Portfolio was invested in the underlying Atlas Funds as follows:

Atlas Funds	% of Investments
Value	16.1%
Growth and Income	15.6
Global Growth	15.5
Strategic Income	15.2
U.S. Government and Mortgage Securities	14.8
Strategic Growth	10.5
Emerging Growth	10.0
Money Market	2.3
Balanced	0.0
S&P 500 Index	0.0
U.S. Treasury Money	0.0

100.0%

The annuities you want from the people you trust.®

The market’s ups and downs are trying, but you can take steps to smooth out the volatility. Talk to your Atlas Representative about creating an “all-weather” investment strategy appropriate to your long-term objectives, no matter what the market does in the short-term. Getting help from a trusted financial professional can be one of the best investment decisions you make in 2003. To make an appointment with your Atlas Representative, just call 1-800-933-ATLAS (1-800-933-2852). Or visit our web site www.atlasannuities.com for more information.

As a sister company of World Savings and a subsidiary of the $70-billion strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products and services you’ve come to expect from World. In today’s market, our conservative approach is more relevant than ever. We appreciate the trust you’ve placed in us and look forward to serving you now and in the future.

Sincerely,

Marion O. Sandler

Chairman of the Board and Chief Executive Officer

Atlas Balanced Growth Portfolio Performance Compared to the Market

As always, past performance is no guarantee of future results. The following chart compares the growth of a hypothetical $10,000 investment in the Atlas Balanced Growth Portfolio to two indices that are representative of the markets in which the portfolio invests. These indices may differ materially from the underlying funds in the Balanced Growth Portfolio, and are unmanaged, do not include management expenses, and cannot be invested in directly. All returns reflect the reinvestment of dividends and capital gains. It does not reflect either insurance company or surrender charges imposed in connection with the variable annuity.

*	Inception of operations of the Atlas Balanced Growth Portfolio.

Atlas Balanced Growth Portfolio Statement of Net Assets	December 31, 2002

Investments: (99.67%)

Investment in Atlas Funds, at identified cost	$17,499,060

	Shares	Percent of Net Assets
Investment in Atlas Funds, at value:

U.S. Government and Mortgage Securities Fund	210,279	14.73%	$2,197,416
Strategic Income Fund	546,084	15.16	2,260,788
Growth and Income Fund	140,634	15.55	2,320,456
Strategic Growth Fund	164,452	10.51	1,567,231
Global Growth Fund	180,415	15.42	2,300,296
Value Fund	297,103	16.07	2,397,623
Emerging Growth Fund	165,695	9.93	1,481,310
Money Market Fund	343,394	2.30	343,394

			14,868,514

Other Assets and Liabilities: (0.33%)

Distributions receivable			51,832
Other assets			17,427
Liabilities			(20,512)

Total other assets and liabilities			48,747

Net Assets (100.00%)			$14,917,261

Net Assets Consist Of:

Unrealized depreciation			$(2,630,546)
Accumulated net realized loss			(3,311,726)
Undistributed net investment income			9
Paid in capital			20,859,524

Net Assets			$14,917,261

Net Asset Value Per Share:

Net assets			$14,917,261
Beneficial interest shares outstanding (unlimited number of shares authorized)			1,879,477

Net asset value per share			$7.94

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio Statement of Operations	for the year ended December 31, 2002

Investment Income:

Income:
Distribution income from Atlas Funds	$346,652
Interest	68

Total income	346,720

Expenses:
Management fees (Note 5)	44,150
Administrative service fees	44,111
Accounting and legal fees	22,689
Custodian fees and expenses	12,001
Printing and postage	11,408
Transfer agency fees and expenses	6,000
Amortization of organization costs (Note 2)	3,773
Trustees’ fees	750
Other	260

Total expenses	145,142
Waiver of management fees (Note 5)	(44,150)
Expense reimbursement (Note 5)	(12,692)

Net expenses	88,300

Net investment income	258,420

Realized and Unrealized Gain (Loss):

Realized loss:
Proceeds from sales	13,082,698
Cost of securities sold	14,598,578

Net realized loss	(1,515,880)

Net change in unrealized depreciation:
Unrealized depreciation beginning of year	(530,499)
Unrealized depreciation end of year	(2,630,546)

Net change in unrealized depreciation	(2,100,047)

Net realized and unrealized loss	(3,615,927)

Net decrease in net assets resulting from operations	$(3,357,507)

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio Statements of Changes in Net Assets

	2002	2001
Increase (Decrease) in Net Assets From:

Operations:

Net investment income	$258,420	$316,845
Net realized loss on investments	(1,515,880)	(1,350,254)
Net change in unrealized appreciation (depreciation) on investments	(2,100,047)	(813,883)

Net decrease in net assets resulting from operations	(3,357,507)	(1,847,292)

Distributions Paid to Shareholders:

Distributions from net investment income	(258,411)	(316,847)
Distributions from net realized gain on investments	—	—

Total distributions paid to shareholders	(258,411)	(316,847)

Beneficial Interest Share Transactions: [1]

Proceeds from shares sold	953,097	3,730,596
Proceeds from shares issued in reinvestment of distributions	258,411	316,847
Cost of shares repurchased	(3,289,357)	(2,459,671)

Net increase (decrease) in net assets resulting from beneficial interest share transactions	(2,077,849)	1,587,772

Net decrease in net assets	(5,693,767)	(576,367)

Net Assets:

Beginning of year	20,611,028	21,187,395

End of year	$14,917,261	$20,611,028

[1] Share Transactions:

Sold	105,926	370,513
Issued in reinvestment of dividends	32,546	32,800
Redeemed	(392,846)	(253,153)

Net increase (decrease) in shares outstanding	(254,374)	150,160

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio Financial Highlights	selected data for a share outstanding throughout each year

	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]

Net asset value, beginning of period	$9.66	$10.68	$11.68	$10.26	$9.33

Income From Investment Operations: [2]

Net investment income	0.14	0.15	0.48	1.34	0.58
Net realized and unrealized gain (loss) on investments	(1.72)	(1.02)	(0.84)	1.68	0.61

Total income (loss) from investment operations	(1.58)	(0.87)	(0.36)	3.02	1.19

Less Distributions:

Distributions from net investment income	(0.14)	(0.15)	(0.17)	(1.34)	(0.26)
Distributions from net realized gain on investments	—	—	(0.47)	(0.26)	—

Total distributions	(0.14)	(0.15)	(0.64)	(1.60)	(0.26)

Net asset value, end of period	$7.94	$9.66	$10.68	$11.68	$10.26

Total return, aggregate [3]	-16.36%	-8.14%	-3.03%	29.41%	12.70%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$14,917	$20,611	$21,187	$15,778	$12,560
Ratio of expenses to average net assets:
Before expense waivers and reimbursement	0.82%	0.76%	0.79%	0.95%	1.34%
After expense waivers and reimbursement	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.46%	1.55%	3.92%	12.40%	6.73%
Portfolio turnover rate	61.71%	57.33%	56.11%	64.47%	114.79%

[1]	For the year ended December 31.

[2]	Per share information was calculated based on average shares.

[3]	Total return assumes purchase at net asset value at the beginning of the year.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio Notes to Financial Statements	December 31, 2002

1. Significant Accounting Policies

Atlas Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Trust offers a choice of investment portfolios to investors through the purchase of variable annuity and variable life policies that fund insurance company separate accounts. The Trust is a series company currently offering only the Atlas Balanced Growth Portfolio (the “Portfolio”). The Portfolio, which has as its investment objective long-term growth of capital and moderate income, invests among eleven diversified Atlas mutual funds including the U.S. Treasury Money Fund, the Money Market Fund, the U.S. Government and Mortgage Securities Fund, the Strategic Income Fund, the Balanced Fund, the Growth and Income Fund, the Value Fund, the S&P 500 Index Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund (the “Atlas Funds”). Since the Portfolio invests in shares of a limited number of mutual funds, it is a “nondiversified” investment company under the 1940 Act. The Portfolio, however, intends to qualify as a diversified investment company under provisions of the Internal Revenue Code. Additional diversification requirements under Internal Revenue Code Section 817(h) are imposed on the Portfolio because the Trust is an investment medium for variable annuity contracts.

The following is a summary of significant accounting policies consistently used by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a.	Investment Valuation: Investments are valued at the net asset value of each underlying Atlas Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on each day the Exchange is open for trading.

b.	Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

c.	Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

d.	Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Dividends, representing distributions from Atlas Funds, are recorded on the ex-dividend date. Distributions of capital gains, if any, will normally be declared and paid once a year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a fund, timing differences, and differing characterization of distributions made by a fund.

e.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Atlas Balanced Growth Portfolio Notes to Financial Statements (continued)	December 31, 2002

2. Unamortized Organization Costs

The Trust was organized by Golden West Financial Corporation (“Golden West Financial”). On July 30, 1997, the Trust sold and issued to Golden West Financial 10,000 shares of beneficial interest (“Initial Shares”). Organization costs of $25,156 incurred by the Trust were deferred and amortized on a straight-line basis over a five-year period ending September 2002.

3. Unrealized Appreciation/Depreciation — Tax Basis

As of December 31, 2002, unrealized depreciation of investment securities for federal income tax purposes was $3,332,560 consisting of unrealized gains of $227,727 and unrealized losses of $3,560,287. Cost of securities for federal income tax purposes was $18,201,074.

4. Purchases and Sales of Securities

During the year ended December 31, 2002, the Portfolio purchased $10,988,417 of investment securities and sold $13,082,698 of investment securities.

5. Transactions With Affiliates and Related Parties

Atlas Advisers, Inc. (the “Adviser”) provides portfolio management services to the Portfolio, the U.S. Treasury Money Fund, the Money Market Fund, and the U.S. Government and Mortgage Securities Fund. The Adviser supervises the provision of similar services by OppenheimerFunds, Inc., the sub-adviser to the Strategic Income Fund, the Growth and Income Fund, the Global Growth Fund, and the Emerging Growth Fund, by Madison Investment Advisors, Inc., the sub-adviser to the Balanced Fund and the Strategic Growth Fund, by Pilgrim Baxter & Associates Ltd., sub-adviser to the Value Fund, and by Barclays Global Fund Advisors, the adviser to the Master Portfolio in which the S&P 500 Index Fund invests. The Adviser is responsible for providing or overseeing all aspects of the Portfolio’s day-to-day operations and implementing the Portfolio’s investment programs. The Portfolio pays a fee for management and administrative services to the Adviser. The management fee is based on an annual rate of .25% of the Portfolio’s average daily net assets. The Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio’s total direct operating expenses to .50% of average daily net assets. Due to the voluntary expense waiver in effect during the year ended December 31, 2002, management fees due the Adviser of $44,150 were waived. The Adviser also absorbed $12,692 of other Fund expenses during the period.

Atlas Securities, Inc. (the “Distributor”) acts as principal underwriter of the Portfolio’s shares. The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser, the Distributor and the Atlas Funds.

At December 31, 2002 Golden West Financial owned 75,785 shares of the Money Market Fund, 125,000 shares of the Value Fund, 1,000 shares of the S&P 500 Index Fund, and 115,723 shares of the Emerging Growth Fund.

Independent Auditors’ Report

The Board of Trustees and Shareholders

Atlas Insurance Trust:

We have audited the accompanying statement of net assets of Atlas Insurance Trust (Balanced Growth Portfolio) (the “Trust”) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by corresponding with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Atlas Insurance Trust as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Oakland, California

February 7, 2003

Atlas Balanced Growth Portfolio Trustees and Officers	(unaudited)

The Trustees and principal officers of Atlas Insurance Trust, their business addresses, positions held, length of time served, principal occupations for the past five years and other directorships held are set forth in the following table.

Interested Trustees

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Marion O. Sandler, 72 1901 Harrison Street Oakland, CA 94612	Trustee President and Chief Executive Officer	Since 9/1997 Since 9/1997 Term of Offices: Continuous

Chairman of the Board and Chief Executive Officer of World Savings Bank, FSB (“World Savings”), Golden West Financial Corporation (“GWFC”), Atlas Securities, Inc. (“Distributor”) and Atlas Advisers, Inc. (“Adviser”)

				One	Atlas Assets, Inc. (the “Atlas Funds”)

Russell W. Kettell, 58 1901 Harrison Street Oakland, CA 94612	Trustee	Since 9/1997 Term: Continuous	President of GWFC and Senior Executive Vice President of World Savings	One	Atlas Assets, Inc.

Disinterested Trustees
Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Barbara A. Bond, 56 Hood and Strong LLC 60 Spear Street San Francisco, CA 94105	Trustee	Since 9/1997 Term: Continuous	Certified Public Accountant/Tax Partner of Hood and Strong LLC	One	Atlas Assets, Inc.

Daniel L. Rubinfeld, 57 University of California School of Law 788 Boalt Hall Berkeley, CA 94720	Trustee	Since 3/1999 Term: Continuous	Professor of Law and Economics, University of California, Berkeley. Deputy Assistant Attorney General, U.S. Department of Justice, June 1997 – December 1998; Independent Consultant	One	Atlas Assets, Inc. LECG LLC: a professional services firm

David J. Teece, 54 University of California IMIO #1930 Haas School of Business S-402 Berkeley, CA 94720	Trustee	Since 9/1997 Term: Continuous	Professor, Haas School of Business and Director, Institute of Management, Innovation and Organization, University of California, Berkeley	One	Atlas Assets, Inc. LECG LLC: a professional services firm

Principal Officers who are Not Trustees

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Officer	Other Directorships Held by Officer

W. Lawrence Key, 49 794 Davis Street San Leandro, CA 94577	Group Senior Vice President and Chief Operating Officer	Since 9/2001 Term of Offices: Continuous

September 2001 to present – Group Senior Vice President and Chief Operating Officer of the Company, the Trust, the Adviser and the Distributor;

May 2000 – August 2001-Group Senior Vice President of the Distributor; August 1993 – April 2000 – Senior Vice President of the Distributor

				One	None

Joseph M. O’Donnell, 48 794 Davis Street San Leandro, CA 94577	Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary	Since 10/2001 Term of Offices: Continuous

October 2001 to present – Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of the Company, the Trust, the Adviser and the Distributor; August 1999 – May 2001 – Chief Operating Officer and General Counsel of Matthews International Capital Management, LLC, San Francisco, CA; 1997 – 1999 – Vice President/Legal of SEI Investments Co., Inc., Oaks, PA

				One	None

Gene Johnson, 50 794 Davis Street San Leandro, CA 94577	Vice President and Treasurer	Since 1/2000 Since 7/1998 Term of Offices: Continuous

January 2000 to present – Vice President of the Company, the Trust and the Adviser; July 1998 to present – Treasurer of the Company and the Trust; July 1998 – December 1999 – Assistant Vice President of the Company and the Trust; March 1994 – June 1998 – Manager of Fund Accounting for the Company and the Trust

				One	None